THE CRESCENT AT PRIMERA, BUILDING FOUR
                         LEASE SUMMARY

LEASE DATE:    May 17, 1999

LANDLORD: Crescent Resources, Inc., a South Carolina corporation

NOTICE:                 Post  Office Box 1003 [zip code  28201-1003]
                        (If delivered by mail)
ADDRESS OF LANDLORD     400  South Tryon Street, Suite  1300
                        [zip  code 28202] (If personally delivery or
                                           overnight service or telegram)
                        Charlotte, North Carolina
               Attention: Regional Vice PresidentTelephone: (704) 382-8009
                                                Facsimile:  (704) 382-6385

COPY TO:       Crescent Resources, Inc.
               605 Crescent Executive Court, Suite 112
               Lake Mary, Florida 32746
               Attention:  Property Manager   Telephone: (407)804-1200
                                              Facsimile: (407)804-1222

COPY TO:       Pohl & Short, P.A.
               280 West Canton Avenue, Suite 410
               Winter Park, Florida  32789
               Attention:  John R. Simpson, Jr., Esquire
                                              Telephone: (407)647-7645
                                              Facsimile: (407)647-2314

TENANT:        Bairnco Corporation, a Delaware corporation

NOTICE         Bairnco Corporation
ADDRESS OF     2251 Lucien Way, Suite 300
TENANT:        Maitland, Florida  32751

               Attention:      James W. Lambert,Telephone: (407) 875-2222
                                                Facsimile: (407) 875-3398

COPY TO:       Holland & Knight, LLP
               Two South Orange Avenue
               Orlando, Florida 32801
               Attn:  Christopher Brockman, EsquireTelephone: (407) 244-1100
                                                Facsimile:  (407) 244-5288

BUILDING:                        Office  building  known  as  The
               Crescent at Primera, Building Four, located on the Land (at 300 Primera Boulevard , Lake Mary,
               Florida).

LAND:                           That  certain tract or parcel  of
               land located in Lake Mary, Florida, and described on Exhibit A attached hereto and incorporated herein by reference.

PREMISES:                       Suite 432 on the fourth floor  of
               the Building, as more particularly described on Exhibit B attached hereto and incorporated herein by reference. The Premises Net Rentable Area and the Premises Net Usable Area described below are estimates. Upon completion of the final space plan for the Premises, the actual Rentable Area and Usable Area shall be calculated in accordance with the measurement method promulgated by the Building Owners and Managers Association (BOMA) based upon a common area factor of thirteen percent (13%). The Premises Net Rentable Area and the Premises Net Usable Area shall then be adjusted and determined in accordance with such calculations and all other provisions of this Lease which are based upon the Premises Net Rentable Area or the Premises Net Usable Area shall likewise be adjusted. Landlord and Tenant shall execute an amendment to this Lease to evidence all such adjustments.

PREMISES NET
RENTABLE
AREA:                           11,241 square feet located on the
               fourth   floor   in  the  Building,   subject   to
               adjustment as described above.

PREMISES NET
USABLE AREA:   9,948  square feet located on the fourth floor  in
               the Building, subject to adjustment as described above.

BUILDING NET
RENTABLE AREA: 121,467 square feet, measured in accordance with BOMA standards.

LEASE TERM:    Ten  (10)  years,  beginning on  the  Commencement
               Date.  Provided, however, if the Commencement Date
               is  any day other than the first day of a calendar
               month,   the   Lease   Term  shall   be   extended
               automatically until midnight on the  last  day  of
               the   calendar  month  in  which  the  Lease  Term
               otherwise would expire.

COMMENCEMENT
DATE:                          August 15, 1999.

BASE RENTAL:   Period          Annual Rent per         Monthly Rent*
                                       Rentable Square Foot

               Year One           $19.25              $18,032.44
               Year Two           $19.65              $18,407.14
               Year Three         $20.06              $18,791.21
               Year Four          $20.48              $19,184.64
               Year Five          $20.91              $19,587.44
               Year Six           $21.36              $20,008.98
               Year Seven         $21.82              $20,439.89
               Year Eight         $22.30              $20,889.53
               Year Nine          $22.78              $21,339.17
               Year Ten           $23.29              $21,816.91

                                      *   - Monthly Rent shall be
               adjusted  upon final measurement of  the  Premises
               Net Rentable Area and evidenced by an amendment to this Lease.

RENT
CONCESSION:    Tenant  shall  be  entitled to a  Rent  Concession
               which is equal to the Base Rental payable for  the
               first  four  months of the Lease  Term.   Landlord
               shall provide such Rent Concession by waiving Base
               Rental  for  the first four months  of  the  Lease
               Term.    Accordingly,  the  Advance  Base   Rental
               payment shall be applied to the rent due for the fifth month of the Lease Term.

BASIC COSTS
EXPENSE STOP:  Shall  mean  the Basic Costs paid or  incurred  by
               Landlord during calendar year 1999, grossed up to reflect occupancy of 95% of the rentable area in
               the  Building  for  the  entire  year.   Provided,
               however,  that  the component of the  Basic  Costs
               Expense  Stop  for  real  estate  taxes  for   the
               Building shall be $1.70 multiplied by the Building
               Net Rentable Area regardless of the actual real estate taxes for calendar year 1999. Accordingly, no  payment shall be due from Tenant for increases
               in  Basic Costs until calendar year 2000, at which
               time Tenant shall pay Landlord for increases in Basic Costs as described in Paragraph 7 of this
               Lease.   Tenant  acknowledges  that  the  Premises
               Electrical Expense Stop is 60 cents per rentable square foot per year and that Tenant is obligated to pay
               electrical   expenses   exceeding   the   Premises
               Electrical  Expense Stop pursuant to Paragraph  13
               of   this  Lease.   For  purposes  of  calculating
               Tenant's payment of excess Basic Costs as provided
               in   Paragraph  7  of  this  Lease,  annual  total
               increases   in  "Controllable  Basic  Costs"   (as
               defined   below)  for  calendar  years  2000   and
               thereafter shall be limited to eight percent  (8%)
               of the prior year's Controllable Basic Costs. "Controllable Basic Costs" shall mean the costs incurred by Landlord for janitorial service and
               supplies,    common    area    maintenance     and
               administrative services.  For purposes of applying
               and   calculating  this  limitation,  Controllable
               Basic Costs shall be grossed up, if necessary, to reflect occupancy of 95% of the rentable space in
               the  Building.   This limitation on  increases  in
               Controllable Basic Costs shall apply to annual increase of total Controllable Basic Costs, not to any single component or item of Controllable Basic Costs.

PREMISES
ELECTRICAL
EXPENSE STOP:  Sixty  cents (60 cents) multiplied by the Premises  Net
               Rentable Area, per year.

ADVANCE
BASE RENTAL
PAYMENT:                         Nineteen  Thousand  Two  Hundred
               Ninety-Four   and  71/100  Dollars   ($19,294.71),
               including 7% sales tax, payable upon occupancy of the Premises.

SECURITY
DEPOSIT:       Not Applicable.

TENANT
IMPROVEMENTS
ALLOWANCE:     Shall  be $20.00 per rentable square foot  of  the
               Premises   for   space  planning,   architectural,
               mechanical  and  construction  drawings  and  hard
               construction   costs.   The  Tenant   Improvements
               Allowance shall be applied and paid as described in Paragraph 9 of this Lease.

BROKER:        The Welsh Company (Agent: Greg Morrison)

The foregoing summary (the "Lease Summary") is hereby incorporated into and made a part of the Lease Agreement. In the event, however, of a conflict between the terms of the Lease Summary and the terms of the Lease Agreement, the latter shall control.

Initial: RJH (For Landlord)
Initial: JWL (For Tenant)
                       TABLE OF CONTENTS


PARAGRAPH      DESCRIPTION                                   PAGE

 1.            Definitions                                      1

 2.            Lease Grant                                      3

 3.            Lease Term                                       4

 4.            Use                                              5

 5.            Base Rental                                      5

 6.            Adjustments to Base Rental                       6

 7.            Adjustments for Increase in Basic Costs          6

 8.            Services to Be Furnished by Landlord             7

 9.            Construction of Improvements                    10

10.            Maintenance and Repair by Landlord              10

11.            Maintenance and Repair by Tenant                11

12.            Alterations by Tenant                           12

13.            Use of Electrical Services by Tenant            12

14.            Graphics and Signage                            13

15.            Parking                                         13

16.            Compliance with Laws                            14

17.            Building Rules                                  14

18.            Entry by Landlord                               15

19.            Assignment and Subletting                       15

20.            Liens                                           17

21.            Property Insurance                              17

22.            Liability Insurance                             18

23.            Indemnities                                     18

24.            Waiver and Waiver of Subrogation Rights         18

25.            Casualty Damage                                 19

26.            Condemnation                                    19

27.            Damages from Certain Causes                     20

28.            Events of Default/Remedies                      20

29.            Security Deposit                                22

30.            Peaceful Enjoyment                              22

31.            Holding Over                                    22

32.            Subordination to Mortgage                       23

33.            Estoppel Certificate                            23

34.            Attorneys' Fees                                 23

35.            No Implied Waiver                               24

36.            Personal Liability                              24

37.            Notices                                         24

38.            Severability                                    25

39.            Recordation                                     25

40.            Governing Law                                   25

41.            Force Majeure                                   25

42.            Time of Performance                             26

43.            Transfers by Landlord                           26

44.            Commissions                                     26

45.            Effect of Delivery of this Lease                26

46.            Real Estate Investment Trust                    26

47.            Hazardous Materials                             27

48.            Landlord's Right of Relocation                  27

49.            Evidence of Authority                           27

50.            Survival of Obligations                         28

51.            Confidentiality                                 28

52.            Contractual Landlord's Lien                     28

53.            Rent a Separate Covenant                        28

54.            Radon                                           28

55.            Miscellaneous Provisions                        28

56.            Special Stipulations                            29

57.            Waiver of Jury Trial                            29


EXHIBITS

  A            Description of Land
  B            Designation of Premises
  C            Construction of Improvements
  D            Cleaning and Janitorial Services
  E            Rules and Regulations
  F            Special Stipulations - Not Applicable.
  G            Guaranty of Lease - Not Applicable.
  H            Commencement Date Stipulation
    I              Preliminary  Tenant  Improvements  Plans   and
Specifications

                        LEASE AGREEMENT


     THIS LEASE AGREEMENT (this "Lease") is made and entered into on the date and between the Landlord and Tenant identified in the Lease Summary.


                          WITNESSETH:


     1.   Definitions.

Capitalized  terms  appearing  in  this  Lease,  unless   defined
elsewhere in this Lease or in the Lease Summary, shall have these definitions:

      (a) "Additional Rent" shall mean all sums of money in addition to Base Rental which shall become due from Tenant under this Lease, including, without limitation, Tenant's Proportionate Share of Basic Costs in excess of the Basic Costs Expense Stop, as set forth in Paragraph 7 herein.

     (b)  "Adjustment Date" is not applicable.

      (c) "Advance Base Rental Payment" shall have the meaning set forth in the Lease Summary.

     (d) "Base Rental" during the Lease Term shall be the amount so designated in the Lease Summary, as same may be adjusted pursuant to the terms of this Lease, together with all taxes (excise, sales, use or other) levied or assessed by any governmental entity on Base Rental, Additional Rent or any other sums payable by Tenant under this Lease.

      (e) "Basic Costs" shall mean and include: all expenses relating to the Building and the Building Exterior Common Areas, including all costs of operation, maintenance and management thereof and assessments for public betterments or improvements, any and all assessments or charges that are charged by any property owners association applicable to the Land, ad valorem real estate taxes and any other tax on real estate as such, ad valorem taxes on furniture, fixtures, equipment or other property used in connection with the operation, maintenance or management of the Building and the Building Exterior Common Areas and the costs, including, without limitation, legal and consulting fees, of contesting or attempting to reduce any of the aforesaid taxes, reasonable amortization of capital improvements which are required by applicable law or which will improve the efficiency of operating, managing or maintaining the Building or which will reduce Basic Costs or the rate of increase thereof, the cost of labor, materials, repairs, insurance, utilities and services and such other expenses with respect to the operation, maintenance and management of the Building and the Building Exterior Common Areas, all of which expenses shall be incurred or paid by or on behalf of Landlord or are properly chargeable to Landlord's operating expenses in accordance with generally accepted accounting principles as applied to the operation, maintenance and management of a first class office building.

      Notwithstanding the foregoing, it is agreed that the Basic Costs shall not include: any leasing or marketing or brokerage costs, fees, or commissions; any cost of upfitting space for occupancy by tenants; any amortization of principal or interest on account of any indebtedness; any legal expenses arising out of any misconduct or negligence of Landlord or any person for which Landlord is responsible or arising out of dealings between any principals constituting Landlord or arising out of any leasing, sale or financing of the Building or the Land or any part of either of them; or, except as expressly permitted above, any amortization or depreciation.

      (f) "Basic Costs Expense Stop" shall be the amount so designated in the Lease Summary.

     (g) "Broker" shall be the party or parties so designated in the Lease Summary.

      (h) "Building" shall have the meaning set forth in the Lease Summary.

      (i) "Building Exterior Common Areas" shall mean (A) the exterior of the Building and all of the improvements and real property on the Land, including, without limitation, all parking areas, enclosed or otherwise, and all streets, sidewalks, signs and landscaped areas located on or within the Land; and (B) all signs and landscaped areas located in public rights-of-way directly contiguous to the Land if and to the extent Landlord maintains such signs and landscaped areas from time to time.

     (j) "Building Net Rentable Area" shall have the meaning set forth in the Lease Summary.

      (k) "Building Shell Improvements" shall mean the Building improvements constructed or to be constructed by Landlord, at Landlord's sole cost and expense and without applying any of the Tenant Improvements Allowance. The Building Shell Improvements are more particularly described in Exhibit C attached hereto and incorporated herein by reference.

      (l) "Commencement Date" shall mean that date set forth in the Lease Summary, as same may be adjusted pursuant to the provisions of Paragraph 3 herein.

      (m) "Common Areas" shall mean those areas within the Building devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public, including any columns and/or projections located within said areas.

      (n) "Premises Electrical Expense Stop" shall have the meaning set forth in the Lease Summary. The Premises Electrical Expense Stop covers the annual cost of electricity to be supplied to the Premises (i) to operate lights and light fixture therein,
(ii) to operate equipment and fixtures that are connected to electrical outlets therein and (iii) to operate any HVAC system or unit that exclusively serves the Premises (or any portion thereof).

     (o)  Intentionally deleted.

      (p)   "Force  Majeure Matters" is defined in  Paragraph  41
herein.

      (q) "Land" shall mean the real property upon which the Building is situated as more particularly described on Exhibit A hereto.

      (r) "Lease Term" shall mean the term of this Lease as set forth in the Lease Summary.

      (s) "Premises" shall have the meaning set forth in the Lease Summary.

     (t) "Premises Net Rentable Area" shall have the meaning set forth in the Lease Summary.

      (u) "Premises Net Usable Area" shall have the meaning set forth in the Lease Summary.

     (v) "Tenant Improvements" shall mean the improvements to be constructed and installed in the Premises (beyond the Building Shell Improvements) in accordance with the Tenant Improvements Plans and Specifications, the terms of Paragraph 9 herein and Exhibit C attached hereto.

       (w)   "Tenant  Improvements  Allowance"  shall  mean   the
allowance  to  be  provided  by  Landlord  to  Tenant   for   the
construction of the Tenant Improvements. The amount of the Tenant
Improvements Allowance is set forth in the Lease Summary.

      (x) "Tenant Improvements Plans and Specifications" shall mean the plans and Specifications" for the construction of the Tenant Improvements, which plans and specifications shall be prepared pursuant to Exhibit C attached hereto.

     (y) "Tenant's Proportionate Share" means that fraction, the numerator of which is the Premises Net Rentable Area and the denominator of which is the Building Net Rentable Area.

     2.   Lease Grant.

      Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the covenants, agreements, provisions and conditions of this Lease, the Premises located in the Building.

     3.    Lease Term.

     This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision herein. Subject to delays resulting from Force Majeure Matters or delays caused by Tenant or Tenant's agents, employees, contractors, subcontractors or licensees, including, without limitation, change orders to the Tenant Improvements Plans and Specifications ("Tenant Delay Factors"), Landlord will deliver the Premises to Tenant not later than the Commencement Date set forth in the Lease Summary or 120 days after issuance of a building permit for the Tenant Improvements, whichever is later, (the "Target Commencement Date"), with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications, as evidenced by a certificate of occupancy issued for the Premises by appropriate local government and by a certificate of substantial completion issued by Landlord's architect or other designated engineering representative. If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) not later than the Target Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom except as described below; but in that event, Landlord shall act diligently and in good faith to complete the work that is necessary to allow Landlord to deliver the Premises to Tenant as specified above. In such case, (a) if Landlord's failure to deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) by the Target Commencement Date is not the result, in whole or in part, of one or more Tenant Delay Factors, the Commencement Date shall be adjusted to be the date when Landlord does in fact deliver possession of the Premises to Tenant as described above and Landlord shall pay delay damages to Tenant as described below, and (b) if Landlord's failure to deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) by the Target Commencement Date is the result, in whole or in part, of one or more Tenant Delay Factors, the Commencement Date shall be the later of (i) the Target Commencement Date or (ii) the date the Tenant Improvements would have been substantially completed in the absence of such Tenant Delay Factors(s) and no delay damages shall be payable to Tenant. Landlord shall have one hundred twenty (120) days after the Lease Date to obtain a building permit for the Tenant Improvements. Thereafter, Landlord shall have an additional one hundred twenty
(120) days to complete construction of the Tenant Improvements. If Landlord cannot complete construction of the Tenant Improvements and deliver possession of the Premises to Tenant within two hundred forty (240) days after the Lease Date (the "Delivery Deadline"), which Delivery Deadline shall be extended by Force Majeure Matters and by Tenant Delay Factors, then Landlord shall pay delay damages to Tenant equal to one day of Base Rental for each one day of delay for the period from the Delivery Deadline through the date that possession of the Premises is delivered to Tenant with the Tenant Improvements completed. Such delay damages shall, at Landlord's election, either be paid in cash to Tenant or as a credit against monthly payments of Base Rental otherwise due hereunder.

      Within five (5) days following Tenant's occupancy of the Premises, Tenant shall execute and deliver to Landlord duplicate originals of a stipulation in the form attached to this Lease as Exhibit H (with the blanks properly completed). Subject to Landlord's approval of the information inserted by Tenant in the blanks, Landlord shall execute the duplicate originals of the stipulation and shall promptly return one (1) fully executed original to Tenant. Punchlist items identified by agreement of Landlord and Tenant shall be completed by Landlord within thirty
(30) days after the Commencement Date.

     4.   Use.

      The Premises shall be used for office purposes and for no other purposes. Tenant agrees not to use or permit the use of the Premises for any purpose that is illegal or is in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule, or that, in Landlord's opinion, creates a nuisance, disturbs any other tenant of the Building or injures the reputation of the Building.

     5.   Base Rental.

     (a) Tenant agrees to pay during the Lease Term to Landlord, without any setoff or deduction, except as provided herein, the Base Rental, and all such other sums of money as shall become due hereunder as Additional Rent, all of which are sometimes herein collectively called "rent" or "Rent." Base Rental for each calendar year or portion thereof during the Lease Term, together with any applicable adjustment thereto pursuant to Paragraph 6 herein, shall be due and payable in advance, in twelve (12) equal installments on the first day of each calendar month during the Lease Term; provided, however, as set forth in the Lease Summary and Paragraph 5(b) herein, Base Rental for the fifth full calendar month during the Lease Term (i.e., the Advance Base Rental Payment) shall be due and payable upon occupancy of the Premises by Tenant. Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month or months.

      (b) Upon occupancy of the Premises, Tenant shall pay to Landlord the Advance Base Rental Payment as additional security for Tenant's performance of its obligations under this Lease. If Tenant is not then in default under this Lease, Landlord shall apply the Advance Base Rental Payment to the payment of the monthly installment of Base Rental due relative to the fifth full calendar month during the Lease Term. If Tenant is then in default under this Lease, Landlord may, at its option, apply all or any part of the Advance Base Rental Payment to cure the default. With regard to any partial calendar month (if any) preceding the first full calendar month during the Lease Term, Tenant shall pay the applicable prorata portion of the monthly installment of Base Rental in a timely manner pursuant to Paragraph 5(a) herein.

      6. Adjustments to Base Rental. Base Rental shall be adjusted annually on the anniversary of the Commencement Date as provided in the Lease Summary.

     7.   Adjustments for Increases in Basic Costs.

     With respect to each calendar year or portion thereof during the Lease Term (and any renewal or extension thereof), Tenant shall pay Landlord as Additional Rent, in the manner hereafter provided, Tenant's Proportionate Share of the amount by which Basic Costs paid or incurred by Landlord during such period (grossed up, if necessary, to reflect occupancy of ninety-five percent (95%) of the rentable space in the Building) exceeded the Basic Costs Expense Stop. References in this Paragraph 7 to "Basic Costs" shall be deemed and construed to refer to Basic Costs as grossed up pursuant to the immediately preceding sentence. If Tenant shall be obligated to make payments as aforesaid with regard to any partial calendar year during the Lease Term, Basic Costs in excess of the Basic Costs Expense Stop shall be prorated on the basis of the number of days during such calendar year for which Tenant is obligated to make such payments.

      It is acknowledged and agreed that it will not be possible to determine the actual amount of the excess (if any) of Basic Costs over the Basic Costs Expense Stop for a given calendar year until after the end of such calendar year. Therefore, until Tenant's liability for Tenant's Proportionate Share of Basic Costs in excess of the Basic Costs Expense Stop shall have been finally determined for a particular calendar year, Tenant shall make payment on account of excess Basic Costs as follows:

      (a) Commencing as of the Commencement Date and continuing throughout the Lease Term (and any renewal or extension thereof), and subject to the limitation expressed above, Landlord shall make a good faith estimate of Basic Costs for such calendar year and Tenant's Proportionate Share thereof (hereinafter "Estimated Basic Costs" and "Tenant's Estimated Proportionate Share"), and Tenant shall pay to Landlord, as Additional Rent with each monthly installment of Base Rental, an amount equal to one-twelfth (1/12) of Tenant's Estimated Proportionate Share of the amount by which Estimated Basic Costs for the current calendar year are estimated to exceed the Basic Costs Expense Stop. Such payments for any partial month shall be paid in advance at the daily rate equal to the monthly payment divided by the number of days in the month for which the same is due. On or about January 1 of each calendar year in respect of which Tenant shall be obligated to make payments on account of excess Basic Costs during the Lease Term (and any renewal or extension thereof), Landlord shall furnish to Tenant a statement for such calendar year of Tenant's Estimated Proportionate Share and of Estimated Basic Costs and thereupon, subject to the limitations expressed above, as of such January 1, Tenant shall make payments under this Paragraph 7(a) in accordance with such statement.

      (b) On or before April 1 in the year following the year in which the Commencement Date occurs and each April 1 thereafter during the Lease Term (and any renewal or extension thereof), Landlord shall furnish Tenant with an itemized statement setting forth the total amount of Basic Costs and Tenant's Proportionate Share of the amount by which Basic Costs for the preceding calendar year exceeded the Basic Costs Expense Stop. If any such statement shall show an overpayment or underpayment of Tenant's Proportionate Share of excess Basic Costs for the preceding calendar year, any overpayment shall be refunded to Tenant or credited against payments due from Tenant under this Lease, and the full amount of any underpayment shall be paid to Landlord by Tenant not later than the first day of the first calendar month after such statement shall have been delivered to Tenant.

      (c) In the event Tenant is required to pay Tenant's Proportionate Share of Basic Costs pursuant to this Paragraph 7, Tenant shall have the right, at Tenant's expense and no more frequently than once per calendar year, to inspect Landlord's books and records showing Basic Costs of the Building for the calendar year in question; provided, however, Tenant shall not have the right to withhold any payments of Tenant's Proportionate Share of Basic Costs due and payable hereunder the amount of which may be in dispute, and Tenant must pay the entire amount due and payable hereunder prior to reviewing Landlord's books and records. In the event an inspection of Landlord's books and records by any tenant of the Building reveals a verifiable error in Landlord's computation of Basic Costs or Tenant's Proportionate Share of excess Basic Costs resulting in an overpayment by Tenant of Tenant's Proportionate Share of excess Basic Costs (after allowing for any adjustment pursuant to Paragraph 7(b) herein), Landlord shall promptly reimburse the amount of such overpayment to Tenant, together with interest thereon from the date of overpayment until the date of reimbursement at a rate per annum equal to one percent (1%) plus the Prime Rate (as defined herein) in effect as of the date of overpayment. As used in this Lease, the "Prime Rate" shall be deemed to be that rate of interest announced by Nations Bank, N.A., or any successor thereto, from time to time as its "prime rate," and Landlord and Tenant acknowledge and understand that Nations Bank, N.A., lends at rates of interest both above and below  the  Prime  Rate. Landlord's statement setting  forth  the total amount of Tenant's Proportionate Share of excess Basic Costs furnished to Tenant in accordance with the provisions of this Paragraph 7 shall be deemed to have been approved by Tenant unless protested by Tenant in writing within ninety (90) days after delivery of such statement to Tenant at the Premises. If the results of Tenant's inspection of Landlord's books and records indicate that the statement for any calendar year over-stated Basic Costs for such calendar year by more than five percent (5%), Landlord shall pay Tenant the reasonable cost of such inspection.

     8.   Services to Be Furnished by Landlord.

     Landlord agrees to furnish Tenant the following services:

     (a) Hot and cold water at those points of supply identified on the Tenant Improvements Plans and Specifications.

      (b) Except with regard to any HVAC system or unit that exclusively serves the Premises (or any portion thereof), which shall be Tenant's responsibility pursuant to Paragraph 11(b) herein, Landlord shall furnish central heat and air conditioning sufficient for the comfortable occupancy of the Premises. Provided, however, central heating and air conditioning service at times other than for "Normal Business Hours" for the Building (which are 8:00 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays identified as New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), shall be furnished only on the written request of Tenant delivered to Landlord on the following schedule:

          (1) For evenings Monday through Friday - prior to 3:00 p.m. on the day when such service is required;

           (2)   For  Saturday  afternoon, Saturday  evening  and
     Sunday - prior to 3:00 p.m. on Friday; and

           (3) For normal business holidays - prior to the times set forth above for the last day prior to such holiday.

The above notwithstanding, upon written request and authorization from Tenant, Landlord shall program the energy management system for the Building to give Tenant the ability to control heating and  air  conditioning  services to  the  Premises  after  Normal
Business Hours without the need for daily notice to Landlord. Tenant shall bear the entire cost (as Additional Rent) of such additional heating and air conditioning furnished to the Premises at times other than Normal Business Hours, and Tenant shall pay such costs within ten (10) days following demand by Landlord. The cost to be charged by Landlord to Tenant hereunder for heating and air conditioning service used by Tenant during times other than Normal Business Hours shall be $30.00 per hour per floor of the Building. Such hourly rate may be increased from time to time during the Lease Term only to reimburse Landlord for increases in the cost to Landlord of electricity consumed in providing the heating and air conditioning service. If more than one tenant on the same floor requests heating and air conditioning services after Normal Business Hours, the hourly charge shall be apportioned among all such tenants.

      If heat-generating machines or equipment shall be used in the Premises by Tenant which affect the temperature otherwise maintained by the Building HVAC system, Landlord shall have the right (at Landlord's option) to install (or to require Tenant to install) one or more HVAC systems or units that exclusively serve the Premises (or the portion thereof where such heat-generating machines or equipment are located). As set forth in Paragraph 11(b) herein, the cost of any such separate HVAC systems or units that exclusively serve the Premises, including the cost of installation and the cost of operation and maintenance thereof, shall be borne by Tenant.

      (c) Electrical service to serve the Common Areas and the Premises, subject to the terms of Paragraph 13 herein.

      (d) Routine maintenance and electric lighting service for all Common Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

      (e) Janitorial service, in accordance with the schedule attached hereto as Exhibit D, Mondays through Fridays, exclusive of normal business holidays as described in subparagraph (b) above; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as Additional Rent upon presentation of a statement therefor by Landlord.

      (f) All Building standard fluorescent and incandescent light bulb replacement in the Common Areas and all light bulb replacement in the Premises. Provided, however, Tenant shall promptly pay to Landlord, as Additional Rent, costs incurred by Landlord in replacing light bulbs in the Premises (including the cost of purchasing such light bulbs) if and to the extent such replacement cost exceeds the replacement cost for Building standard light bulbs. As used herein, "Building standard light bulbs" shall be deemed to refer to 2' x 4', 3 lamp F40/CW with energy saving ballasts.

      (g) Tenant, its employees, and its invitees who have been registered with Landlord shall have access to the Premises (including elevator service) by a code or card access system seven (7) days a week, twenty-four (24) hours a day. Tenant shall receive an allotment of codes or cards for all of its employees and for its invitees who are registered with Landlord. Landlord shall bear the cost of each such code or card initially issued, provided Tenant shall pay to Landlord (as Additional Rent, within thirty (30) days after Tenant receives an invoice therefor) the actual costs incurred by Landlord in obtaining and issuing replacement codes or cards for codes or cards previously issued. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary or for damages done by unauthorized persons on the Premises, and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully with Landlord's efforts to maintain controlled access to and in the Building during times other than Normal Business Hours and shall follow all regulations promulgated by Landlord with respect thereto.

      The failure by Landlord to any extent to furnish, or the interruption or termination of these defined services in whole or in part, resulting from any Force Majeure Matters or from any other causes beyond the reasonable control of Landlord shall not
(i) render Landlord liable in any respect, (ii) be construed as an eviction of Tenant, (iii) work an abatement of rent, or (iv) relieve Tenant from the obligation to fulfill any covenant or agreement in this Lease. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service resulting therefrom. Landlord shall use its best commercial efforts to restore any interrupted services. If such services are not restored within three (3) business days after such interruption, Tenant may take such action as is necessary to restore the interrupted services and Landlord shall thereafter reimburse Tenant for the reasonable costs of such restoration, and Tenant may pursue other legal or equitable remedies not otherwise prohibited hereunder. Amounts payable pursuant to this Paragraph 8 shall be deemed to be Additional Rent due from Tenant to Landlord, and any default in the payment thereof shall entitle Landlord to all remedies provided for herein at law or in equity on account of Tenant's failure to pay Base Rental.

     9.   Construction of Improvements.

      (a) Subject to Force Majeure Matters and consistent with the terms of Paragraph 3 herein and Exhibit C hereto, Landlord shall pursue diligently and in good faith the completion of the Building Shell Improvements and the Tenant Improvements.

      (b) The Tenant Improvements Allowance shall be applied by Landlord against the costs of designing, planning and constructing the Tenant Improvements. In the event the costs incurred in connection with the design, planning and construction of the Tenant Improvements exceed the Tenant Improvements Allowance, Tenant shall be responsible for bearing and paying such excess costs (the "Excess Costs"), as follows:

           (1) Tenant shall pay to Landlord, prior to the commencement of construction of the Tenant Improvements, an amount equal to fifty percent (50%) of such Excess Costs (as then estimated by Landlord).

           (2) After issuance of a Certificate of Occupancy for the Tenant Improvements but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord an amount equal to ninety percent (90%) of the Excess Costs (as then estimated by Landlord), less payments received by Landlord pursuant to Paragraph 9(b)(1) herein.

           (3) As soon as the final accounting is prepared and submitted by Landlord to Tenant and punchlist items are completed by Landlord, Tenant shall pay to Landlord the entire unpaid balance of the actual Excess Costs based on the final costs to Landlord.

The Excess Costs (if any) payable by Tenant under this Paragraph 9(b) shall constitute Additional Rent due hereunder at the time specified herein, and failure to make any such payment when due shall constitute a default of Tenant under Paragraph 28 herein.

     (c) Except as otherwise provided above in this Paragraph 9, all installations and improvements now or hereafter placed on or in the Premises shall be for Tenant's account and at Tenant's cost. Tenant shall also pay increased ad valorem taxes (as determined by local taxing authority) and increased insurance (as determined by insurance company) on or attributable to the Tenant Improvements (to the extent of the cost of the Tenant Improvements is in excess of the Tenant Improvements Allowance), which cost shall be payable by Tenant to Landlord as Additional Rent.

     10.  Maintenance and Repair by Landlord.

      Except to the extent any such repairs or replacements are the responsibility of Tenant pursuant to the terms of Paragraph 11 or Paragraph 12 herein or any other provision in this Lease, Landlord shall be responsible for maintaining, repairing and replacing:

       (a) the roof, foundations, exterior walls, and all structural parts of the Building;

      (b) all portions of the Premises affected by structural conditions whose source lies outside the Premises;

     (c)  all Common Areas and Building Exterior Common Areas;

     (d) all utility, sprinkler service, electrical and plumbing lines and HVAC systems outside the Premises but which serve the Premises on a non-exclusive basis; and

     (e) all utility, sprinkler service, electrical and plumbing lines and HVAC systems within the Premises but which serve other space within the Building.

      Except as expressly provided herein, Landlord shall not be required to make any repairs to the Premises or the Building, but Landlord shall maintain the Building to the same quality and standards as originally constructed.

     11.  Maintenance and Repair by Tenant.

      In addition to any other provisions in this Lease which obligate Tenant to perform maintenance, repair and replacement duties relative to the Premises and/or the Building, Tenant shall be responsible for the following maintenance, repair and replacement responsibilities:

      (a) Tenant shall, at its expense, keep and maintain the Premises in good order and repair and not commit or allow any waste to be committed on any portion of the Premises; and at the termination of this Lease, Tenant agrees to deliver up the Premises to Landlord in as good of a condition as existed on the Commencement Date, excepting only ordinary wear and tear, acts of God and repairs required to be made by Landlord pursuant to the terms of this Lease.

      (b) Tenant shall, at its expense, keep and maintain all HVAC systems and units, appliances and equipment that exclusively serve the Premises (or any portion thereof). In the event the Premises (or any portion thereof) is exclusively served by an HVAC system or unit, Tenant shall contract with a qualified heating and air conditioning service company approved by Landlord for the monthly maintenance and the repair and replacement, as necessary, of such HVAC system or unit. Tenant shall provide Landlord with a copy of any contract required under this Paragraph 11(b) within ten (10) days after the Commencement Date and a copy of any subsequent contracts (or any renewal contracts) within ten (10) days after their execution. The cost of all contracts which Tenant is required to maintain under this Paragraph 11(b) shall be borne by Tenant.

      (c) Tenant shall, at Tenant's own cost and expense, repair or replace any damage done to the Common Areas, the Building Exterior Common Areas, the Building, or any part thereof (including the Premises), caused by Tenant or Tenant's agents, employees, invitees, or visitors, and such repairs shall restore the damaged area to as good of a condition as existed prior to such damage and shall be effected in compliance with all applicable laws; provided, however, if, within a reasonable period following written notice from Landlord of the need for such repairs or replacements, Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof to Landlord on demand as Additional Rent.

     12.  Alterations by Tenant.

     Tenant shall not make or allow to be made any alterations to the Premises or install any vending machines in the Premises, without first obtaining the written consent of Landlord in each such instance, such consent not to be unreasonably withheld, delayed or qualified. Any and all alterations to the Premises, including, without limitation the Tenant Improvements, shall become the property of Landlord upon the termination of this Lease (except for personal property and furniture owned by Tenant). Landlord may, by written notice to Tenant not later than sixty (60) days prior to termination, require Tenant, upon the expiration or earlier termination of this Lease, to remove any and all fixtures, equipment and other improvements installed in the Premises by Tenant. In the event that Landlord so elects and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring any damage to the Premises resulting from such removal, excepting only ordinary wear and tear and acts of God.

     13.  Use of Electrical Services by Tenant.

      Landlord shall install an electrical check meter (a "Check Meter ") for the Premises as part of the Tenant Improvements. The Check Meter will measure all electricity supplied to the Premises
(i) to operate lights and light fixtures therein, (ii) to operate equipment and fixtures that are connected to electrical outlets therein and (iii) to operate any HVAC system or unit that exclusively serves the Premises (or any portion thereof). As contemplated in Paragraph 8(c) herein, Landlord shall pay the local electrical utility company prior to delinquency for the electricity supplied to the Premises through the Check Meter. Provided, however, in the event the amount paid by Landlord to the local electrical utility company for electricity supplied to the Premises (as measured by the Check Meter) for any given period of time is greater than the allocable portion of the Premises Electrical Expense Stop (allocated to the Premises for the relevant period of time), Landlord may submit an invoice to Tenant periodically for the cost of such excess electricity supplied to the Premises and Tenant shall pay the full invoiced amount (as Additional Rent) to Landlord within ten (10) days after Tenant's receipt of each such invoice. The following formula shall be used to determine the invoice amount for Tenant's excess electrical usage in the Premises:

      Invoice Amount =Total Electrical Costs Per Check Meter -
                      [(Premises Electrical  Expense
                      Stop)  x  (Number of Days in Period   Number
                      of Days in Year)]

For example, presuming (for purposes of this illustration only) that the Premises Net Rentable Area is 10,000 square feet, that the Check Meter indicates $2,000.00 of electricity was supplied to the Premises during a given 90-day period and that the calendar year in which such 90-day period falls contains 365 days, Landlord shall be entitled hereunder to send an invoice to Tenant in the amount of $520.40 for excess electrical usage in the Premises during such 90-day period, computed as follows:

             Invoice Amount  =$2,000.00 - [($6,000.00) x (90/365)]
                             =    $2,000.00 -[$6,000.00 x .2466]
                             =    $2,000.00 - $1,479.60
                             =    $520.40

In computing invoices to be sent to Tenant for electricity supplied to the Premises through the Check Meter, Landlord shall use the same billing rate per kilowatt hour as is charged to the overall Building by the local electrical utility company. Additionally, with regard to any period of time that Landlord elects to use a Check Meter to bill Tenant for excess electricity supplied to the Premises, Landlord also shall use a Check Meter to bill other tenants in the Building for excess electricity supplied to their respective premises; and in such case, the cost of electricity supplied to the Premises and to other premises in the Building for which Landlord separately bills Tenant and other tenants in the Building (i.e. such electrical costs that exceed the Premises Electrical Expense Stop) shall not be included in Basic Costs hereunder. Landlord shall be entitled to bill Tenant pursuant to this Paragraph 13 for excess electrical usage in the Premises monthly, quarterly, annually or otherwise, as determined by Landlord from time to time during the Lease Term.

     14.  Graphics and Signage.

      All letters and numerals on doors or other signs on the Premises shall be in the standard form of graphics for the Building, and no others shall be used or permitted without Landlord's prior written consent. Furthermore, Tenant shall not place signs on or in the Premises which are visible from outside the Premises. Tenant's name and suite number shall be included by Landlord on the lobby directory for the Building and at the main entry for the Premises.

     15.  Parking.

      During the Lease Term, Tenant shall have, without charge, the non-exclusive right to use, in common with Landlord, other tenants of the Building, and their respective guests and invitees, the automobile parking areas, driveways, and footways located on the Land. Notwithstanding the terms and provisions in the immediately preceding sentence, (i) Tenant and Tenant's guests and invitees shall not, at any given time, be entitled to use more than five (5) parking spaces for each 1,000 square feet of Premises Net Usable Area, and (ii) Landlord shall have the right during the Lease Term to reserve parking spaces on the Land for the exclusive use of other tenants in the Building, provided the reservation of such spaces for the exclusive use of other tenants in the Building does not have the effect of denying Tenant the non-exclusive use of five (5) parking spaces for each 1,000 square feet of Premises Net Usable Area. If Landlord provides reserved parking spaces to another tenant of the Building, then Tenant shall also be entitled to reserved parking spaces and the number of such parking spaces reserved for Tenant shall be in the same ratio to Tenant's Premises Net Usable Area as the number of reserved spaces provided to such other tenant bears to such other tenant's Premises Net Usable Area. To the extent spaces are existing and available, Tenant's reserved spaces shall be located in the same general proximity to the Building as the reserved spaces for such other tenant or within fifty (50) feet of such other reserved spaces. Such reserved parking spaces are included in and are not in addition to the total number of parking spaces made available to Tenant pursuant to this Paragraph 15.

     16.  Compliance with Laws.

       Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction over the Premises. Without limiting the generality of the foregoing, in the event the Premises must be modified or any other action relating to the Premises must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. If the Common Areas or the Building Exterior Common Areas must be modified or any other action relating to the Common Areas or the Building Exterior Common Areas must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance and if such modification or action is required because of (i) any special or unique use or activity in the Premises or (ii) the performance of any alterations within the Premises, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. Except as provided in the immediately preceding sentence, in the event the Common Areas or the Building Exterior Common Areas must be modified or any other action relating to the Common Areas or the Building Exterior Common Areas must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith, subject to the terms and provisions of this Lease relating to the pass-through of Basic Costs) shall belong to Landlord. Any such expenses included in Basic Costs shall be amortized over the useful life of the improvement. Landlord covenants that the Building and the Premises shall be designed and constructed to be in compliance with the Americans With Disabilities Act and other applicable laws, codes and regulations effective as of the date a building permit is issued for the Building and the Premises.

     17.  Building Rules and Regulations.

       Tenant shall comply with the rules and regulations applicable to the Building and the Building Exterior Common Areas (the "Rules and Regulations") adopted and altered by Landlord from time to time and shall cause all of its agents, employees, invitees and visitors to do so; all changes to the Rules and Regulations will be sent by Landlord to Tenant in writing. The initial Rules and Regulations, which have been reviewed and approved by Tenant, are attached hereto as Exhibit E. The provisions of this Lease shall control any conflicting provisions of the Rules and Regulations.

     18.  Entry by Landlord.

      Tenant agrees to permit Landlord and Landlord's agents and representatives to enter into and upon any part of the Premises at all reasonable hours upon 24 hours notice (and in emergencies at all times and without notice) to inspect the same, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, to install or maintain Check Meters and other devices to determine if Tenant's electrical usage is in excess of design loads and capacities, and to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Such repairs, alterations and additions shall be scheduled and handled so as not to unreasonably interfere with Tenant's use of the Premises.

     19.  Assignment and Subletting.

     (a) Tenant shall not assign this Lease or sublet all or any part of the Premises or make any other transfer of its interest in the whole or any portion thereof, directly or indirectly, at any time during the Lease Term without the prior written consent of Landlord, which such consent shall not be unreasonably withheld or delayed. Any attempted assignments, subleases or other transfers by Tenant in violation of the terms and conditions of this Paragraph 19(a) shall be null and void. The above notwithstanding, Landlord's consent shall not be required in connection with an assignment or sublet of the Premises or any part thereof to any successor of Bairnco Corporation resulting from a merger, consolidation, sale or acquisition of the entire business of Bairnco Corporation or to an entity which is a subsidiary or parent of Bairnco Corporation or is otherwise affiliated with Bairnco Corporation (a "Special Transfer"), provided notice of same is furnished to Landlord and information regarding such merger, consolidation, sale or acquisition reasonably requested by Landlord is furnished, and provided further that the then current use of the Premises shall continue with no major demolition of improvements to the Premises. In the event that Tenant desires at any time to assign this Lease or sublet all or any part of the Premises, Tenant shall submit to Landlord at least fifteen (15) business days prior to the proposed effective date of the assignment or sublease, in writing, (i) a request for permission to assign or sublet setting forth the proposed effective date which shall be no less than thirty days after the sending of such notice; (ii) the name of the proposed subtenant or assignee or other party; (iii) the nature of the business to be carried on in the Premises after the assignment or sublet; (iv) the terms and provisions of the
proposed   assignment  or  sublet;  and  (v)  current   financial
statements of the proposed subtenant or assignee; and such additional information that Landlord may reasonably request in order to make a reasoned judgment.

      (b) If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, or any other transfer of its interest(s), Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease with respect to the portion of the Premises subject to the proposed assignment, subletting or transfer upon fifteen (15) business days' notice and of dealing directly with the proposed assignee, subtenant or transferee. If Landlord should fail to notify Tenant in writing of its decision within a fifteen (15) business day period after Landlord is notified in writing of the proposed assignment, sublease or other transfer, Landlord shall be deemed to have refused to consent to such assignment, sublease or transfer and to have elected to keep this Lease in full force and effect. If Landlord notifies Tenant that Landlord has refused to consent to such assignment or sublease and that Landlord intends to terminate this Lease with respect to the portion of the Premises subject to the proposed assignment or sublease, then Tenant shall have the right to be exercised within ten (10) days thereafter to withdraw its proposed assignment or sublease in which event the Lease shall not be terminated as to such portion of the Premises. This subparagraph (b) shall not apply to a Special Transfer as described above.

      (c) Landlord hereby reserves the right to condition Landlord's consent to any assignment or sublet upon Landlord's receipt from Tenant of a written agreement, in form and substance acceptable to Landlord, pursuant to which Tenant shall pay over to Landlord fifty percent (50%) of all rent or other consideration received by Tenant from any such subtenant or assignee, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, and after taking into account Tenant's reasonable expenses incurred in connection with such subletting or assignment. This subparagraph (c) shall not apply to a Special Transfer as described above.

      (d) If Tenant assigns, sublets or makes any other transfer of all or any portion of its interest(s) hereunder, Tenant named in this Lease shall remain directly and primarily responsible for the faithful performance and observance of all of the covenants and obligations on Tenant's part to be performed in this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant hereunder (which, following any assignment or sublet, shall be joint and several with the assignee or subtenant), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

      (e) Any assignee or subtenant hereunder shall be bound by and shall comply with all of the terms and provisions in this Lease, including, without limitation, the use restriction set forth in Paragraph 4 herein. As a condition to the effectiveness of any assignment that is permitted hereunder, the assignee shall, by an instrument in writing, assume and agree to perform (for the express benefit of Landlord) the terms hereof; and as a condition to the effectiveness of any sublease that is permitted hereunder, the subtenant shall acknowledge in writing (for the express benefit of Landlord) the existence of this Lease and shall covenant not to do or permit to be done anything that would constitute a breach hereof.

      (f) Landlord's consent to any one assignment, sublease or other transfer hereunder shall not waive the requirement of its consent to any subsequent assignment, sublease or other transfer as required herein.

     20.  Liens.

     Tenant will not permit any mechanic's lien(s) or other liens to be placed upon the Premises, the Building or the Land and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics' or other liens against the Premises, the Building or the Land. In the event any such lien is attached to the Premises, the Building or the Land, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obliged to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be reimbursed by Tenant to Landlord on demand as Additional Rent.

      The interest of Landlord shall not be subject to liens for improvements made by Tenant in and to the Premises. Tenant shall notify every contractor making such improvements of the provisions set forth in the preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver without charge to Tenant, a Short Form Lease in recordable form in accordance with Chapter 713, Florida Statutes containing a confirmation that the interest of Landlord shall not be subject to liens for improvements made by Tenant to the Premises.

     21.  Property Insurance.

     Landlord shall maintain fire and extended coverage insurance on the Building and the Premises, such policy(ies) to cover Landlord's interest in the Building and Premises for not less than the full replacement value thereof. Such insurance shall be maintained at the expense of Landlord (as a part of Basic Costs), and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord relative to the Land and the Building (collectively, "Mortgagees"; each, a "Mortgagee"), as their respective interests shall appear. Tenant shall maintain, at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with the terms and requirements of this Paragraph 21 and Paragraph 22 herein. All policies required to be maintained by Tenant under this Paragraph 21 and Paragraph 22 herein shall contain a provision whereby the insurer is not allowed to cancel, fail to renew or change materially the coverage without first giving thirty (30) days prior written notice to Landlord. Tenant shall also obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

     22.  Liability Insurance.

     Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance (occurrence coverage) with respect to the respective activities of each on the Land and in the Building with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company authorized to conduct such business in the State of Florida. Such comprehensive general liability insurance to be maintained by Tenant and Landlord under this Paragraph 22 shall afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof; and such comprehensive general liability insurance to be maintained by Tenant shall name Landlord as an additional insured. Such insurance coverage maintained by Tenant also shall include, without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease. Landlord shall not be required to maintain insurance against thefts within the Premises or the Building or on the Land.

     23.  Indemnities.

      Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, invitees, licensees or any other person entering the Land, the Building Exterior Common Areas, the Building or the Premises under the invitation of Tenant or arising out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury. Landlord hereby indemnifies and holds Tenant harmless from all liability and claims for any damage or injury resulting from any act or omission of Landlord that constitutes negligence or willful misconduct.

     24.  Waiver and Waiver of Subrogation Rights.

      Anything in this Lease to the contrary notwithstanding (including, without limitation, Paragraph 23 herein), Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or a part thereof, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 21 herein, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. All insurance policies carried with respect to Paragraph 21 herein, if permitted under applicable law, shall contain a provision whereby the insurer waives, prior to loss, all rights of subrogation against Landlord and Tenant.

     25.  Casualty Damage.

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such casualty) or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If, by reason of such casualty, the Premises are rendered untenantable in some material portion, and the amount of time required to repair the damage is reasonably determined by Landlord to be in excess of one hundred eighty
(180) days from the date upon which Landlord is required to determine whether to terminate this Lease, then Tenant shall have the right to terminate this Lease by giving Landlord written notice of termination within thirty (30) days after the date Landlord delivers Tenant notice that the amount of time required to repair the damage has been determined by Landlord to be in excess of one hundred eighty (180) days. If Landlord (or Tenant, if applicable) does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition as existed immediately prior to the occurrence of the casualty, except that Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord in originally constructing the Building Shell Improvements and installing the Tenant Improvements in the Premises. Landlord shall not be obligated to restore the Building Shell Improvements or the Premises if the cost of the restoration work required under this Lease and all other leases of space in the Building exceeds the insurance proceeds actually received by Landlord as a result of the casualty, in which event Tenant shall have the right to terminate this Lease. When the Tenant Improvements have been restored by Landlord, Tenant shall restore Tenant's furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are untenantable and until a Certificate of Occupancy is issued following repair of the Premises. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense are not covered by insurance proceeds.

     26.  Condemnation.

      If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or Premises is thus taken or sold and the remaining portion of the Building can no longer be operated as a multi-tenant office building on a financially sound basis, in Landlord's sole opinion, or if any Mortgagee should require that the condemnation proceeds payable as a result of such taking or sale be applied to the payment of the mortgage debt, Landlord (whether or not the Premises are affected by the taking or sale) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale and if a portion of the Premises is affected thereby, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, restore the Building and the Premises to substantially their former condition, except Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord in originally constructing the Building Shell Improvements and installing the Tenant Improvements. Landlord shall not be obligated to restore the Building Shell Improvements or the Tenant Improvements if the cost of the restoration work required under this Lease and all other leases of space in the Building exceeds the amount received by Landlord for such taking, in which event Tenant shall have the right to terminate this Lease. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation, but Tenant shall not be barred from making its own claim to the condemning authority provided such claim does not reduce the compensation payable to Landlord.

     27.  Damages from Certain Causes.

      Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other Force Majeure Matter. Nor shall Landlord be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Premises, except as is the result of Landlord's negligence or willful misconduct.

     28.  Events of Default/Remedies.

      (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant fails to pay any installment of Base Rental or Additional Rent when due and such failure continues for more than five (5) days after Tenant is given written notice of such failure (provided, however, Tenant shall not be entitled to such notice and cure period more than twice in any calendar year during the Lease Term); (ii) Tenant fails to comply with any provision of this Lease (other than clauses (iii), (iv), (v), (vi) and (vii) in this Paragraph
28(a)), all of which terms, provisions and covenants shall be deemed material and such failure continues for more than thirty
(30) days after Tenant is given written notice of such failure or Tenant fails to commence to cure the default within said thirty
(30) day period and diligently pursue the cure to completion (provided such 30-day notice and cure period for non-monetary defaults shall be decreased or dispensed with, as reasonably required, in cases of emergency or in circumstances where such failure will result in a default by Landlord under other leases of space in the Building); (iii) the leasehold estate of Tenant is taken on execution or other process of law in any action against Tenant; (iv) Tenant abandons any substantial portion of the Premises and fails to pay Rent for the Premises; (v) Tenant becomes insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition;
(vi) Tenant takes any action to or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant's notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or
(vii) a receiver or trustee is appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant. Provided, however, and notwithstanding the foregoing provisions in this Paragraph 28(a), Tenant shall not be entitled to any notice and cure period in connection with Tenant's obligation to vacate the Premises at the end of the Lease Term.

      (b) Upon the occurrence under this Lease of any event or events of default by Tenant, whether enumerated in Paragraph 28(a) herein or not, Landlord shall have the option to pursue any one or more of the following remedies: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease) and relet or attempt to relet the Premises for the account of Tenant and Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Base Rental, Additional Rent or other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any provision of this Lease; (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action; (iv) accelerate and declare the entire remaining unpaid Base Rental and Additional Rent for the balance of the Lease Term (reduced to present value) to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same; and (v) exercise all other remedies and seek all damages available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

      In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 31 herein shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All of Landlord's remedies under this Lease shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or an election of remedies.

      (c) Any installment of Base Rental and any Additional Rent not paid within ten (10) days following the date when due and payable shall bear interest from the date due until paid at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum lawful contract rate per annum.

      (d) This Paragraph 28 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that notice, in writing only and delivered in accordance with Paragraph 37 herein, shall be sufficient to evidence and effect the termination therein provided for.

      (e) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of receipt by Landlord of written notice from Tenant of the alleged failure to perform. Except as otherwise provided in Paragraph 3 herein, in no event shall Tenant have the right to terminate or rescind this Lease or otherwise withhold or abate Base Rental or Additional Rent as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies for default hereunder and Tenant's remedies for default by Landlord hereunder shall be limited to a proceeding for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the Mortgagee(s) who then hold(s) a mortgage on the Building (if Landlord has notified Tenant of the name and address of such Mortgagee) the same notice and time period as Landlord to cure any default by Landlord under this Lease.

     29.  Security Deposit.  - Intentionally Deleted.

     30.  Peaceful Enjoyment.

      Tenant shall, and may peacefully have, hold, and enjoy the Premises against Landlord and all persons claiming by and through or under Landlord for the Lease Term, subject to the other terms hereof, provided Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder.

     31.  Holding Over.

      If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, whether with or without Landlord's acquiescence, Tenant shall be deemed a tenant at will. In the event of any such holding over by Tenant after the expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 28(b) herein, Tenant shall, throughout the entire holdover period, pay Base Rental equal to 150% of the Base Rental in effect immediately before the holdover period began, together with all applicable Additional Rent which would have been applicable had the Lease Term continued through the period of such holding over by Tenant. Tenant shall also remain liable for any and actual damages suffered by Landlord as a result of any holdover without Landlord's unequivocal written acquiescence. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the Lease Term.

     32.  Subordination to Mortgage.

      Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing or hereafter arising upon the Premises, the Building and/or the Land, and to any renewals, modifications, refinancings and extensions thereof, but Tenant agrees that any such Mortgagee shall have the right (without seeking or obtaining Tenant's consent) at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Tenant agrees to cooperate and execute and deliver such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request within fifteen (15) days of the date of such request. Landlord shall provide a non-disturbance agreement from Mortgagee to Tenant if a mortgage is placed on the Building.

     33.  Estoppel Certificate.

      Tenant agrees that it will, from time to time upon request by Landlord and within fifteen ( 15) days of such request, cooperate and execute and deliver to such persons as Landlord shall request an estoppel certificate in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that, to the best knowledge of Tenant, Landlord is not in default hereunder (or if Tenant alleges a default, stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. In the event that Tenant should fail to execute any such estoppel certificate promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such estoppel certificate in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Landlord shall likewise provide an estoppel certificate if requested by Tenant.

     34.  Attorneys' Fees.

     In the event either party defaults in the performance of any of the terms of this Lease and the other party employs attorney(s) in connection therewith, the defaulting party agrees to pay the prevailing party's reasonable attorneys' and paralegals' fees (calculated at such attorneys' reasonable and customary hourly rates and without regard to the amount in controversy) and costs of litigation, whether at the trial level, on appeal or in any bankruptcy or administrative proceedings.

     35.  No Implied Waiver.

      The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy in this Lease provided.

     36.  Personal Liability.

      The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the equity of Landlord in the Building and the Land, and Tenant agrees to look solely to Landlord's equity in the Building and the Land for recovery of any judgment from Landlord, it being intended that neither Landlord nor the shareholders, parents, affiliates, partners, members, or owners of Landlord shall be personally liable for any judgment or deficiency.

     37.  Notices.

     Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified or registered and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram or overnight delivery service (e.g., Federal Express), or by sending the same by facsimile (with the original being sent by one of the other permitted means), addressed to the party to be notified at the applicable address stated in the Lease Summary or such other address, notice of which has been given to the other party pursuant to this Paragraph 37. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) calendar days after it is so deposited. Notice by personal delivery shall be effective on the day of personal delivery. Notice by prepaid telegram or overnight delivery service shall be effective on the first business day after said notice is sent. Notice by facsimile shall be effective on the day sent by facsimile (provided the original is sent by one of the other permitted means).

     38.  Severability.

      If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law, notwithstanding the invalidity of any other term or provision hereof.

     39.  Recordation.

      Tenant agrees not to record this Lease; provided, however, Landlord shall execute and deliver a memorandum of this Lease, in recordable form, and suitable to provide record notice of this Lease, if so requested by Tenant.

     40.  Governing Law and Venue.

      This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida and venue for any actions initiated by Landlord or Tenant shall be in Seminole County.

     41.  Force Majeure.

      Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to any condition, matter or circumstance beyond the reasonable control of such party (collectively, "Force Majeure Matters"; each, a "Force Majeure Matter"), including, without limitation, the following: strikes; defaults or failures to perform by contractors or subcontractors; unavailability of materials; lockouts; acts of God; governmental restrictions, war or enemy action or invasion; civil commotion; insurrection; riot; mob violence; malicious mischief or sabotage; fire or any other casualty; adverse weather conditions or unusual inclement weather; a condemnation; failure of a governmental instrumentality to act in a timely fashion; any litigation or other legal proceeding which delays the approval of plans or the issuance of any grading or building permit for construction, including, without limitation, the issuance of an injunction enjoining such approval and/or issuance, as the case may be; any law, order or regulation of any governmental, quasi-governmental, judicial or military authority; or other similar cause. Force Majeure Matters shall not excuse or delay payment due hereunder. Without limiting the generality of the foregoing, in the event a Force Majeure Matter affects Landlord's construction and delivery obligation(s) relative to the Premises under this Lease, at Landlord's option, the Commencement Date shall be extended by the same number of days as the number of days of delay caused by such Force Majeure Matter on the critical path of completing such construction and delivery obligation(s).

     42.  Time of Performance.

      Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

     43.  Transfers by Landlord.

      Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations, except those obligations of Landlord with respect to which a default exists as of the effective date of such transfer or assignment.

     44.  Commissions.

     Landlord warrants and represents to Tenant that Landlord has not engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder, other than Broker (if any), for the purpose of leasing the Premises or in regard to this Lease. Tenant warrants and represents to Landlord that Tenant has not engaged, contracted with or dealt with any person, firm or entity (other than Broker, if any) to serve or act as a broker, agent or finder, for the purpose of leasing the Premises or in regard to this Lease. Landlord agrees to be solely responsible for the payment of any commission to Broker (if any) relating to this Lease pursuant to a separate agreement between Landlord and Broker (if any). Tenant shall and does hereby indemnify and hold harmless Landlord from and against any claim for any consulting fee, finder's fee, commission, or like compensation, including reasonable attorneys' fees in defense thereof, payable in connection with this Lease and asserted by any party arising out of any act or agreement by Tenant, excluding the commission payable by Landlord to Broker (if any) as described above.

     45.  Effect of Delivery of this Lease.

      Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and such delivery does not constitute an offer to Tenant or an option in favor of Tenant. This Lease shall not be effective until an original executed by both Landlord and Tenant is delivered to and accepted by Landlord.

     46.  Real Estate Investment Trust.

     During the Lease Term, should a real estate investment trust become Landlord hereunder, all provisions of this Lease shall remain in full force and effect except as modified by this Paragraph 46. If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to this Lease and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such amendments do not (a) increase the monetary obligations of Tenant pursuant to this Lease or (b) in any other manner adversely affect Tenant's interest in the Premises.

     47.  Hazardous Materials.

           (a) Throughout the Lease Term, Tenant shall not knowingly cause, permit or allow any Hazardous Materials to be placed, stored, dumped, dispensed, released, discharged, used, sold, transported, or located on or within any portion of the Premises, the Building or the Land by itself or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants; provided, however, minor quantities of Hazardous Materials may be used or stored in the Premises for cleaning purposes only or in connection with the use of office equipment and the normal operation of Tenant's office only, so long as such quantities and the use thereof are permitted by or are exempt from applicable governmental regulation. Tenant agrees to give Landlord prompt written notice of any discovery, discharge, release or threatened discharge or threatened release of any Hazardous Materials on or about the Premises, the Building or the Land. Tenant agrees to promptly clean up any Hazardous Materials which are placed in the Premises or on the Land by Tenant or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants and to remediate and remove any such contamination relating to the
Premises, the Building and/or the Land, as appropriate, at Tenant's cost and expense, in compliance with all applicable laws, ordinances, rules and regulations then in effect and to Landlord's satisfaction, at no cost or expense to Landlord. Additionally, Tenant hereby agrees to indemnify and hold harmless Landlord and Landlord's partners, officers, directors, members, affiliates, employees and agents from and against all loss, cost, damage, liability and expense (including attorneys' fees and expenses) arising from or relating to any Hazardous Materials (other than those permitted above) which are placed in the
Premises or the Building or on the Land by Tenant or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants. For purposes of this Lease, the term "Hazardous Materials" means such substances as give rise to remediation requirements, duties or obligations under the Clean Air Act, the Clean Water Act, the Federal Water Pollution Control Act of 1976, the Comprehensive Environmental Response, Compensation Liability Act of 1980, the Toxic Substances Control Act and any other state or federal environmental statutes, ordinances, rules or regulations.

      (b) The terms and provisions in this Paragraph 47 shall survive the termination or earlier expiration of this Lease.

     48.  Landlord's Right of Relocation. Intentionally deleted.

     49.  Evidence of Authority.

      If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. By signing this Lease on Tenant's behalf, the signatory for Tenant hereby represents the truth of such facts to Landlord.

     50.  Survival of Obligations.

      Notwithstanding any term or provision in this Lease to the contrary, any liability or obligation of Landlord or Tenant arising during or accruing with respect to the Lease Term shall survive the expiration or earlier termination of this Lease, including, without limitation, obligations and liabilities relating to (i) rent payments, (ii) the condition of the Premises and the removal of Tenant's property, and (ii) indemnity and hold harmless provisions in this Lease.

     51.  Confidentiality.

      Tenant agrees, on behalf of Tenant and Tenant's employees, agents, contractors, consultants, partners, affiliates, assignees and subtenants, not to disclose the terms of this Lease or the results of any audit of Landlord's books and records under this Lease to any third party except (i) legal counsel to Tenant, (ii) any assignee of Tenant's interest in this Lease or any subtenant of Tenant relative to the Premises (or any portion thereof),
(iii) as required by applicable law or by subpoena or other similar legal process, or (iv) for financial reporting purposes.

     52.  Contractual Landlord's Lien.  - Intentionally deleted.

      53. Rent a Separate Covenant. Tenant shall not for any reason withhold or reduce Tenant's required payments of Basic Rent and other charges provided in this Lease, it being expressly understood and agreed contractually by the parties that the payment of Basic Rent, Additional Rent, and other charges provided under this Lease is a contractual covenant by Tenant that is independent of the other covenants of the parties under this Lease.

     54.  Radon.

      As required by Florida Statutes, 404.056(6) 1995, Landlord notifies Tenant as follows:

      "RADON GAS: Radon is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantities, it may present health risk to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit."

     55.  Miscellaneous Provisions.

      The entire agreement, intent and understanding between Landlord and Tenant is contained in the provisions of this Lease and the exhibits attached hereto and any stipulations, representations, promises or agreements, written or oral, made prior to or contemporaneously with this Lease shall have no legal or equitable effect or consequence unless reduced to writing herein or in the exhibits attached hereto. This Lease may not be modified except by a written instrument by the parties hereto. The terms "Landlord" and "Tenant" and all pronouns relating thereto shall be deemed to mean and include corporations, partnerships and individuals as may fit the context, and the masculine gender shall be deemed to include the feminine and the neuter, and the singular number, the plural.

     56.  Renewal Option.

      Tenant shall have the option to renew this Lease for one Renewal Term of five (5) years at the then current market rental rate for renewal leases of tenants having uses and improvement requirements similar to Tenant in comparable office buildings in the northern suburbs of Orlando, Florida, as such market rental rate is reasonably determined by agreement between Landlord and Tenant. Tenant shall exercise such renewal option by written notice to Landlord given not less than nine (9) months prior to the end of the initial Lease Term. If Landlord and Tenant, acting in good faith, have not, within thirty (30) days after such exercise, executed a renewal amendment to this Lease which amendment states, inter alia, the rental rate applicable during the Renewal Term, then such renewal exercise shall be deemed cancelled and withdrawn unless Tenant agrees to use the three appraiser method described below. In such event, Landlord and Tenant shall each select an MAI appraiser, who, in turn, shall select a third MAI appraiser. The three appraisers shall determine by majority action the market rental rate for renewal leases of tenants having uses and improvement requirements similar to Tenant in comparable office buildings in the northern suburbs of Orlando, Florida. The determination of the three appraisers shall be binding on Landlord and Tenant and shall establish the rental rate during the Renewal Term. Landlord and Tenant shall each bear the cost of the appraiser they selected and shall share equally the cost of the third appraiser. Tenant may exercise its option to renew and Tenant's exercise of that option shall be effective only if, at the time of Tenant's exercise and on the commencement date of Renewal Term, this Lease is in full force and effect and Tenant is not in default under this Lease beyond any applicable cure period; provided that Tenant must, in any event, cure any then existing default within its applicable cure period or such exercise shall, at Landlord's option, be deemed ineffective and null and void in its entirety. Upon exercise of the renewal option and determination of the rental rate, the Lease shall be extended for the Renewal Term.

     57.  WAIVER OF JURY TRIAL.

     THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR BUILDING AND/OR CLAIM OR INJURY OR DAMAGE. IN THE EVENT LANDLORD COMMENCES ANY PROCEEDINGS TO ENFORCE THIS LEASE OR THE LANDLORD/TENANT RELATIONSHIP BETWEEN THE PARTIES OR FOR NON-PAYMENT OF BASIC RENT OF ANY NATURE WHATSOEVER, OR ADDITIONAL MONIES DUE LANDLORD FROM TENANT UNDER THIS LEASE, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDINGS. IN THE EVENT TENANT MUST, BECAUSE OF APPLICABLE COURT RULES, INTERPOSE ANY COUNTERCLAIM OR OTHER CLAIM AGAINST SUCH PROCEEDING THE LANDLORD AND TENANT COVENANT AND AGREE THAT, IN ADDITION TO ANY OTHER LAWFUL REMEDY OF LANDLORD UPON MOTION OF LANDLORD, SUCH COUNTERCLAIM OR OTHER CLAIM ASSERTED BY TENANT SHALL BE SEVERED OUT OF THE PROCEEDINGS INSTITUTED BY LANDLORD AND, IF NECESSARY, TRANSFERRED TO A COURT OF DIFFERENT JURISDICTION, AND THE PROCEEDINGS INSTITUTED BY LANDLORD MAY PROCEED TO FINAL JUDGMENT SEPARATELY AND APART FROM AND WITHOUT CONSOLIDATION WITH OR REFERENCE TO THE STATUS OF EACH COUNTERCLAIM OR ANY CLAIM ASSERTED BY TENANT.

      IN  WITNESS WHEREOF, Landlord and Tenant have executed this
Lease in multiple original counterparts as of the day and year first above written.

Signed, sealed and delivered       LANDLORD
in the presence of:
                                   CRESCENT RESOURCES, INC.,
                                    a South Carolina corporation


/s/ Brandee Barnhill                By: /s/ Robert J. Holmes, Jr.
Print Name: Brandee Barnhill       Name: Robert J. Holmes
/s/ Donna Hughes                   Title: Regional Vice President
Print Name: Donna Hughes





                                   TENANT:

                                   BAIRNCO CORPORATION,
                                    a Delaware corporation


/s/ Paula H. Godbee                      By: /s/ James W. Lambert
Print Name:    Paula H. Godbee         Name: James W. Lambert
/s/ Larry C. Maingot                  Title: Corporate Controller
Print Name:    Larry C. Maingot

                           EXHIBIT A
                      Description of Land

      All that certain tract or parcel of land lying and being in the City of Lake Mary, Seminole County, Florida, and being more particularly described as follows:
          SECTION 7, TOWNSHIP 20 SOUTH, RANGE 30 EAST
        THE CITY OF LAKE MARY, SEMINOLE COUNTY, FLORIDA
A PORTION OF SECTION 7, TOWNSHIP 20 SOUTH, RANGE 30 EAST, SEMINOLE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:   BEGIN AT THE CENTER OF SECTION 7, TOWNSHIP  20  SOUTH,
RANGE  30  EAST,  SEMINOLE COUNTY, FLORIDA AND RUN  N  8940'59"E,
213.49 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF PRIMERA BOULEVARD, PRIMERA PHASE II, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 53, PAGES 52 THROUGH 54 OF THE PUBLIC RECORDS OF SEMINOLE COUNTY, FLORIDA, SAID POINT BEING ON A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 773.02 FEET, A CHORD OF 142.57 FEET AND A CHORD BEARING OF S 0650'37"W; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND WESTERLY RIGHT-OF-WAY LINE
142.77 FEET THROUGH A CENTRAL ANGLE OF 1034'55" TO THE END OF SAID WESTERLY RIGHT-OF-WAY LINE AND THE BEGINNING OF THE WESTERLY RIGHT-OF-WAY LINE OF PRIMERA BOULEVARD, PRIMERA PHASE I, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 49, PAGES 88 THROUGH 91 OF THE PUBLIC RECORDS OF SEMINOLE COUNTY, FLORIDA, SAID POINT BEING ON A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 773.02 FEET, A CHORD OF 59.92 FEET AND A CHORD BEARING OF S 1421'20"W; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND WESTERLY RIGHT-OF-WAY LINE 59.94 FEET THROUGH A CENTRAL ANGLE OF 426'33" TO A POINT OF COMPOUND CURVATURE OF A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 346.19 FEET, A CHORD OF 280.92 FEET AND A CHORD BEARING OF S 4030'50"W; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND WESTERLY RIGHT-OF-WAY LINE 289.26 FEET THROUGH A CENTRAL ANGLE OF 4752'27" TO A POINT OF TANGENCY; THENCE RUN S 6427'07"W ALONG SAID WESTERLY RIGHT-OF-WAY LINE,
32.40 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 805.02 FEET, A CHORD OF 167.68 FEET AND A CHORD BEARING OF S 7613'03"W; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND WESTERLY RIGHT-OF-WAY LINE 330.63 FEET THROUGH A CENTRAL ANGLE OF 2331'55" TO A POINT OF REVERSE CURVATURE ON A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF
519.98 FEET, A CHORD OF 167.54 FEET AND A CHORD BEARING OF S 7842'51"W; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND WESTERLY RIGHT-OF-WAY LINE 168.27 FEET THROUGH A CENTRAL ANGLE OF 1832'30"; THENCE LEAVING SAID WESTERLY RIGHT-OF-WAY LINE RUN N 0912'05"W, 505.18 FEET; THENCE RUN S 8940'59"W, 559.42 FEET;
THENCE RUN N 0019'01"W, 35.00 FEET TO A POINT ON THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 7; THENCE RUN N 8940'59"E ALONG THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 7, 1153.66 FEET TO THE POINT OF BEGINNING CONTAINING 356347.77 SQUARE FEET (8.1806 ACRES).
                              A-1

                           EXHIBIT B

                    Designation of Premises

                  Graphic display of property

                              B-1


                           EXHIBIT C
                  Construction of Improvements
1. Building Shell Improvements. Landlord, at Landlord's sole cost, shall complete or has completed the following as part of the Building Shell Improvements:

               2'  x  2'  ceiling grid installed at 9' above  the
          finished floor
               2' x 2' tegular acoustical ceiling tile (to be stacked on the floor in the Premises)
              columns wrapped with drywall
               high efficiency 2' x 4, 3 lamp fixtures with 18-cell parabolic lenses and lights at a ratio of one fixture per 75 square feet of Premises Net Usable Area (to be stacked on the floor in the Premises)
              low pressure and medium pressure duct work
               interior VAV boxes installed with thermostats at the rate of approximately one (1) per 2,665 usable square feet perimeter VAV boxes installed to perimeter slot diffusers at the rate of approximately one (1) per 2,190 usable square feet
                Building standard fire sprinkler system (in accordance with applicable code requirements), with heads turned up demising walls: Landlord shall pay for the cost of the demising walls between the Premises and the Common Areas and Tenant shall pay for one-half of the cost of the demising walls between the Premises and other tenant space in the Building blinds for exterior windows

2. Preparation and Approval of Tenant Improvements Plans and Specifications. As soon as reasonably practicable following the Lease Date, Landlord shall proceed to have Landlord's architect prepare a draft of the Tenant Improvements Plans and Specifications and shall deliver a complete copy of the Tenant Improvements Plans and Specifications together with an itemized construction cost proposal (the "Budget") to Tenant for Tenant's review and approval. Tenant shall review the draft of the Tenant Improvements Plans and Specifications and Budget and shall notify Landlord in writing within five (5) business days after Tenant's receipt of same as to whether Tenant approves the Tenant Improvements Plans and Specifications and Budget; and if Tenant does not approve the Tenant Improvements Plans and Specifications and Budget, such written notice from Tenant to Landlord shall provide Tenant's specific and detailed comments and suggestions which, if incorporated in the Tenant Improvements Plans and
Specifications  would  render the Tenant Improvements  Plans  and
Specifications and Budget acceptable to Tenant. Landlord and Tenant shall cooperate with one another in good faith to reach agreement regarding the Tenant Improvements Plans and Specifications and Budget as soon as practicable, and in any event Tenant shall approve the Tenant Improvements Plans and Specifications if they are prepared in accordance with and consistent with the preliminary plans and specifications which are attached as Exhibit I to the Lease. Within fifteen (15) days after the parties approve Tenant Improvement Plans and Specifications, Landlord shall submit such plans to the City of Lake Mary for issuance of a building permit. Any changes to the approved Tenant Improvement Plans and Specifications and Budget shall be documented by change order approved by Landlord and Tenant. In the event Landlord and Tenant are unable, after complying with the foregoing terms and provisions in this Paragraph 2, to reach agreement regarding the Tenant Improvements Plans and Specifications and Budget within fifteen (15) business days after the date on which

                              C-1

Landlord initially delivers the draft of the Tenant Improvements Plans and Specifications and
Budget to Tenant pursuant to this Paragraph 2 and until such time as Landlord and Tenant succeed in reaching agreement relative to the Tenant Improvements Plans and Specifications and Budget, Landlord may terminate the Lease by giving written notice of such action to Tenant.





                           EXHIBIT D
                Cleaning and Janitorial Services

LANDLORD  SHALL FURNISH CLEANING AND JANITORIAL SERVICES  TO  THE
PREMISES AS DESCRIBED BELOW:

DAILY (Monday - Friday):

               Sweep, dry mop or vacuum, as appropriate, all floor areas; remove material such as gum and tar which has adhered to the floor.

               Empty and damp wipe all ash trays, waste baskets and containers, remove all trash from the leased premises.

               Dust all cleared horizontal surfaces with treated dust cloth, including furniture, files, telephones, equipment that can be reached without a ladder.

                Spot   wash   to   remove  smudges,   marks   and
          fingerprints from such areas that can be reached without a ladder.

                Clean  water  fountains,  cafeteria  tables   and
          chairs.

               Damp mop all non-resilient floors such as terrazzo and ceramic tile.

               Clean freight and passenger elevator cabs and landing doors.

               Clean  mirrors,  soap  dispensers,  shelves,  wash
          basins,   exposed  plumbing,  dispenser  and   disposal
          container exteriors, damp wipe all ledges, toilet stalls and toilet doors.

                Clean   toilets   and  urinals   with   detergent
          disinfectants.

               Furnish and refill all soap, toilet, sanitary napkin and towel dispensers.

              Spot clean carpet stains.

               Wash glass in Building directory, entrance doors and frames.

                Remove all litter from the parking lot and grounds.

WEEKLY:

              Dust vertical blinds and louvers.

               Spot wash interior partition glass and door glass to remove smudge marks.

              Sweep all stairs areas.

                              D-1

              Dust all baseboards.

              Vacuum or brush all fabric covered chairs.

MONTHLY:

              Scrub and recondition resilient floor areas.

              Wash all stairwell landings and treads.

              Wash all interior glass both sides.

QUARTERLY:

               High dust all horizontal and vertical surfaces not reached by nightly cleaning.

               Vacuum all ceiling and wall air supply and exhaust diffusers and grills.

               Wash and polish vertical terrazzo and marble surfaces.

              Spot clean carpeted areas.

SEMI-ANNUALLY:

              Vacuum drapes, cornices and wall hangings.

              Dust all storage areas and shelves and contents.

              Damp wash diffusers, grills, and other such items.

ANNUALLY:

         Strip and refinish all resilient floors.

         Wash all building exterior glass both sides.

          Clean light fixtures, reflectors, globes, diffusers and trim.

               Wash  walls  in  corridors,  lounges,  classrooms,
          demonstration   areas,   cafeterias,    break    rooms,
          washrooms.

               Clean all vertical surfaces not attended to during nightly, weekly, quarterly or semi-annually cleaning.

     Landlord will provide a day porter for use throughout the Building on business days, Monday through Friday.

                              D-2

                           EXHIBIT E

                     Rules and Regulations

      1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by any tenant or its officers, agents, servants, and employees, or be used for any purpose other than ingress and egress to and from premises in the Building, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

      2. Plumbing, fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

      3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. However, the prohibition in the immediately preceding sentence shall not limit or restrict any tenant's right to maintain within the premises occupied by such tenant any signs, directories, posters, advertisements, or notices so long as such items are not visible from the exterior of the premises occupied by such tenant or from the Common Areas of the Building. Building standard suite identification signs will be prepared by Landlord at each tenant's expense. Landlord shall have the right to remove all unapproved signs without notice to any tenant, at the expense of the responsible tenant.

      4. No tenant shall do, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

      5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible tenant.

      6. Each tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

      7. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours.
Landlord's written approval must be obtained for any delivery after normal working hours.

      8. Each tenant shall cooperate with Landlord's employees in keeping such tenant's premises neat and clean.

      9. Each tenant shall not cause or permit any improper noises in the Building, allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in
                              E-1
any way other tenants or persons having business with them. However, Landlord acknowledges that, if permitted by the applicable lease, a tenant may operate a food services facility within the premises of such tenant for the sole use and benefit of the occupants of such premises and that such food services facility may emit odors normally associated with the operation of such on-site food services facilities.

      10. No animals shall be brought into or kept in or about the Building.

      11.  When conditions are such that a tenant must dispose of
crates,   boxes,   etc.  on  the  sidewalk,  it   will   be   the
responsibility of such tenant to dispose of same prior to 7:30 a.m. or after 5:30 p.m.

      12. No machinery of any kind, other than ordinary office machines such as typewriters, information processing systems, copy machines, communications equipment and calculators, shall be operated in any premises in the Building without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials. No space heaters or fans shall be operated in the Building.

      13. No motorcycles or similar vehicles will be allowed in the Building.

      14. No nails, hooks, or screws shall be driven into or inserted in any part of the Building, except as approved by Building maintenance personnel. Notwithstanding the foregoing, a tenant may decorate the interior of such tenant's premises at such tenant's sole discretion provided such decorations do not impact the structural integrity of the Building and cannot be seen from the exterior of the Building or from any Common Areas of the Building.

      15. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

      16. No food and/or beverages shall be distributed from any tenant's office without the prior written approval of the Building manager. But a tenant may prepare coffee and similar beverages and warm typical luncheon items for the consumption of such tenant's employees and invitees. Furthermore, Landlord acknowledges that, if permitted by the applicable lease, a tenant may operate a food services facility within the premises of such tenant for the sole use and benefit of the occupants of such premises.

      17. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys or access cards or codes shall be furnished by Landlord, and the same shall be surrendered upon termination of the applicable lease, and each tenant shall then give Landlord or Landlord's agent an explanation of the combination of all locks on the doors or vaults. Replacement keys or access cards or codes (i.e., replacements for keys or access cards or codes previously issued by Landlord) shall be obtained only from Landlord, and Tenant shall pay to Landlord (as Additional Rent, within thirty (30) days after Tenant receives an invoice therefor) the actual costs incurred by Landlord in obtaining and issuing replacement keys or access cards or codes for keys or access cards or codes previously issued.

                              E-2

      18. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for the responsible tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

      19. Each tenant shall comply with reasonable parking rules and regulations as may be posted and distributed by Landlord from time to time.

      20. No portion of the Building shall be used for the purpose of lodging rooms.

      21. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to the responsible tenant, at the responsible tenant's expense.

      22. No tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by licensed contractors and/or workmen.


                              E-3

                           EXHIBIT F

                      Special Stipulations

                        [NOT APPLICABLE]


The foregoing Special Stipulations are hereby incorporated into and made a part of the Lease Agreement. In the event, however, of a conflict between the terms of the Special Stipulations and the terms of the Lease Agreement, the Special Stipulations shall control.

Initial: RJH_______ (For Landlord)
Initial: JWL______ (For Tenant)

                              F-1

                           EXHIBIT G


                  GUARANTY OF LEASE AGREEMENT

                        [NOT APPLICABLE]



                              G-1

                           EXHIBIT H

                 Commencement Date Stipulation

      Pursuant to that certain Lease Agreement (the "Lease) between CRESCENT RESOURCES, INC. (the "Landlord") and Bairnco Corporation (the "Tenant") dated as of May 17, 1999, for certain premises in The Crescent at Primera, Building Four located at 300 Primera Boulevard, Lake Mary, Florida 32746, Landlord and Tenant hereby stipulate and certify that:

          1. The Commencement Date under the Lease is September, and the expiration date of the Lease Term is August
          31, 2009.

          2. Tenant's obligation to pay Rent under the Lease commenced on January 1, 2000.

       The   terms  and  provisions  of  this  Commencement  Date
Stipulation are hereby incorporated into the Lease and modify any and all provisions to the contrary contained therein.

     Executed under seal as of the 25th day of January, 2000.

                                   TENANT:

                                   BAIRNCO CORPORATION
                                   a Delaware corporation


                                   By: /s/ James W. Lambert
                                   Name: James W. Lambert
                                   Title: VP Finance


                                   LANDLORD:

                                   CRESCENT RESOURCES, INC.,
                                    a South Carolina corporation


                                   By: /s/ Robert J. Holmes, Jr.
                                   Name: Robert J. Holmes, Jr.
                                   Title: Vice President



                              H-1

                           EXHIBIT I

    Preliminary Tenant Improvements Plans and Specifications

                        [TO BE PROVIDED]




                              I-1

                    FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE (the "First Amendment") is dated as of the 31 day of May, 1999, by and between CRESCENT RESOURCES, INC., a South Carolina corporation (the "Landlord") and BAIRNCO CORPORATION, a Delaware corporation (the "Tenant").

                            RECITALS

      A. Landlord and Tenant entered into a certain Lease dated as of May 17, 1999 (the "Lease") with respect to certain space described therein as Suite 432 and located on the fourth floor of the Crescent at Primera, Building Four.

      B. The parties wish to change the Commencement Date described in the Lease Summary to provide more time to obtain bids for construction of the Tenant Improvements.

                           AMENDMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Landlord and Tenant do hereby agree as follows:

           1.   Defined Terms; Recitals.  Except as otherwise set
forth  herein, all terms contained in this First Amendment  shall
have  the  same  meaning  ascribed to them  in  the  Lease.   The
Recitals set forth above are true and correct.

            2. Commencement Date. The Commencement Date identified in the Lease Summary is hereby amended to September 1, 1999. The parties acknowledge that such Commencement Date is a target date and that the actual Commencement Date of the Lease shall be determined pursuant to Paragraph 3 of the Lease.

           3. Binding Effect. The Lease, as modified by this First Amendment, and all covenants, agreements, exhibits, terms and conditions contained therein, shall remain in full force and effect and is hereby ratified and confirmed. The provisions of this First Amendment shall control any conflicting provisions of the Lease.

      IN  WITNESS WHEREOF, Landlord and Tenant have executed this
First Amendment as of the day and year first above written.

                                   LANDLORD

                                   CRESCENT RESOURCES, INC.

/s/ Brandee Barnhill               By: /s/ Robert J. Holmes, Jr.
Witness                            Name:  Robert J. Holmes
                                   Title:  Regional Vice President



                                   TENANT


                                   BAIRNCO CORPORATION

/s/ Paula H. Godbee                By: /s/ James W. Lambert
    Witness                        Name: James W. Lambert
                                   Title:  Corporate Controller
/s/ Larry C. Maingot
    Witness




                   SECOND AMENDMENT TO LEASE

      THIS SECOND AMENDMENT TO LEASE (the "Second Amendment") is dated as of the 31 day of August, 1999, by and between CRESCENT RESOURCES, INC., a South Carolina corporation (the "Landlord") and BAIRNCO CORPORATION, a Delaware corporation (the "Tenant").

                            RECITALS

      A. Landlord and Tenant entered into a certain Lease dated as of May 17, 1999 as amended by First Amendment dated May 31, 1999, (the "Lease") with respect to certain space described therein as Suite 432 and located on the fourth floor of the Crescent at Primera, Building Four.

      B.    Tenant desires to install two satellite communication
dishes  on  the Building and Landlord is willing to  permit  such
installation   in  accordance  with  the  terms  and   conditions
described in this Second Amendment.

                           AMENDMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Landlord and Tenant do hereby agree as follows:

           1.   Defined Terms; Recitals.  Except as otherwise set
forth  herein, all terms contained in this Second Amendment shall
have  the  same  meaning  ascribed to them  in  the  Lease.   The
Recitals set forth above are true and correct.

           2. Telecommunications Equipment. Tenant shall have the right to install and maintain on the roof of the Building or in another location approved by Landlord two (2) satellite/ microwave communication antenna and related cabling (the "Equipment") for the purpose of transmitting and receiving telecommunication signals. The location, size, design, color and style of the Equipment shall be subject to reasonable approval of Landlord. Tenant shall comply with all ordinances, codes and regulations regarding the Equipment and shall obtain all permits required therefore. The cost of installation (including the cost of Landlord's roofer or engineer to supervise roof penetrations), operation, maintenance and removal of the Equipment shall be the obligation of Tenant including the cost of repair for damage to any portion of the Building caused by such installation, operation, maintenance or removal. Upon the expiration of the Lease Term or the earlier termination of this Lease, Tenant shall promptly remove the Equipment and repair any portion of the Building which was altered or damaged in any way in connection with the installation, operation, maintenance or removal of the Equipment. Tenant shall indemnify and hold Landlord harmless from any and all damages, injury, loss, liability, costs or claims resulting from the installation, operation, maintenance or removal of the equipment, including any injury to person or damage to the roof or any other part of the Building.

           3. Binding Effect. The Lease, as modified by this Second Amendment, and all covenants, agreements, exhibits, terms and conditions contained therein, shall remain in full force and effect and is hereby ratified and confirmed. The provisions of this Second Amendment shall control any conflicting provisions of the Lease.

      IN  WITNESS WHEREOF, Landlord and Tenant have executed this
Second Amendment as of the day and year first above written.

                                   LANDLORD

                                   CRESCENT RESOURCES, INC.

/s/ Brandee L. Barnhill            By: /s/Robert J. Holmes, Jr.
    Witness                        Name: Robert J. Holmes, Jr.
                                   Title:  Vice President



                                   TENANT


                                   BAIRNCO CORPORATION

/s/ Larry C. Maingot               By:  /s/ James W. Lambert
    Witness                        Name: James W. Lambert
                                   Title:  Corporate Controller
/s/ Paula H. Godbee
    Witness